UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2007
ROCKY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio	45764

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (740) 753-1951
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 14, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Rocky Brands, Inc. (the “Company”) approved and adopted the Company’s Bonus Plan for the fiscal year ending December 31, 2008 (the “2008 Bonus Plan”). A description of the material terms of the 2008 Bonus Plan with respect to the Company’s “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Description of the Material Terms of Rocky Brands, Inc.’s Bonus Plan for the Fiscal Year Ending December 31, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.
Date: December 20, 2007	By:	/s/ James E. McDonald
James E. McDonald,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Description of the Material Terms of Rocky Brands, Inc.’s Bonus Plan for the Fiscal Year Ending December 31, 2008

3